SCHRODER INTERNATIONAL BOND FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                    APRIL 15, 1997, AS AMENDED JUNE 20, 1997





                               [WORLD MAP GRAPHIC]


INVESTMENT ADVISER
------------------
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Schroder Fund Advisors, Inc. ("Schroder Advisors")

SUBADMINISTRATOR
----------------
Forum Administrative Services, Limited Liability Company ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------
Forum Financial Corp. ("FFC")

GENERAL INFORMATION:                (207) 879-8903
ACCOUNT INFORMATION:                (800) 344-8332
FAX:                                (207) 879-6206

Investor Shares of Schroder International Bond Fund ("the Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined in the prospectuses) at lower investment minimums but higher expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's current prospectuses dated April 15, 1997, as amended June 20, 1997 and as may be amended further from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.


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                TABLE OF CONTENTS

                INTRODUCTION..................................................3
                INVESTMENT POLICIES...........................................3
                Foreign Securities............................................3
                 Use of Forward Contracts in
                    Foreign Exchange Transactions.............................3
                U.S. Government Securities....................................4
                Bank Obligations..............................................4
                Short-Term Debt Securities....................................4
                Illiquid and Restricted Securities............................4
                Banking Industry and Savings and Loan
                    Industry Obligations......................................4
                Firm and Standby Commitment Agreements
                    and When-Issued Securities................................5
                Brady Bonds...................................................5
                Options on Securities.........................................6
                Options on Foreign Currencies.................................8
                Futures Transactions..........................................9
                Forward Foreign Currency Exchange Contracts...................12
                Limitations on Purchase and Sale of Futures Contracts
                    and Options on Futures Contracts..........................14
                Additional Risks of Options on Securities, Futures Contracts
                    and Forward Foreign Currency Exchange Contracts
                     and Options..............................................15
                Swap Agreements...............................................15
                Warrants......................................................16
                Short Sales Against-the-Box...................................16
                High-Risk, High-Yield Securities..............................17
                INVESTMENT RESTRICTIONS.......................................17
                MANAGEMENT....................................................18
                Officers and Trustees.........................................18
                Investment Adviser............................................21
                Administrative Services.......................................21
                Distribution of Fund Shares...................................22
                Service Organizations.........................................23
                Portfolio Accounting..........................................24
                Fees and Expenses.............................................24
                PORTFOLIO TRANSACTIONS........................................24
                Investment Decisions..........................................24
                Brokerage and Research Services...............................25
                ADDITIONAL PURCHASE AND
                    REDEMPTION INFORMATION....................................26
                Determination of Net Asset Value per Share....................26
                Redemption In-Kind............................................27
                TAXATION......................................................27
                OTHER INFORMATION.............................................29
                Organization..................................................29
                Capitalization and Voting.....................................30
                Performance Information.......................................30
                Custodian.....................................................31
                Transfer Agent and Dividend Disbursing Agent..................31
                Legal Counsel.................................................31
                Independent Auditors..........................................32
                Registration Statement........................................32
                FINANCIAL STATEMENTS..........................................32
                APPENDIX.....................................................A-1


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INTRODUCTION

Schroder International Bond Fund (the "Fund"), is a separately managed, non-diversified series of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of six separate series, each of which has different investment objectives and policies.

The Fund's investment objective is to seek a high rate of total return. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of Schroder International Bond Portfolio (the "Portfolio, a separate non-diversified series of Schroder Capital Funds II ("Schroder Core II"), an open-end management investment company registered under the 1940 Act. Investments in foreign securities involve certain risks not associated with domestic investing, and there can be no assurance that the Fund's or Portfolio's investment objective will be achieved. Since the Fund has the same investment objective and substantially similar policies as the Portfolio and currently invests all of its assets in the portfolio, investment policies and restrictions are discussed with respect to the Portfolio only.

INVESTMENT POLICIES

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques identified in "Investment Policies" and "Risk Considerations" in the Prospectus. The following information supplements these sections of the Prospectus.

As described in the Prospectus, the Portfolio invests at least 65%, and normally intends to invest substantially all, of its assets in non-U.S. debt securities and debt-related investments, which may be denominated in foreign or U.S. currency.

FOREIGN SECURITIES

The Portfolio may invest, without limit (subject to the other investment policies applicable to the Portfolio), in U.S. dollar-denominated and foreign-currency denominated foreign debt securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks to any extent deemed appropriate by SCMI.

Investment in the securities of non-U.S. issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. There may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting and financial reporting practices may differ from U.S. practices. Foreign securities markets may have lower volume or activity than U.S. markets, resulting in thin trading and lower liquidity than for U.S. issues. Consequently, securities prices may be more volatile. In general, SCMI invests only in securities of companies and governments of countries that, in its judgment, are both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on the repatriation of foreign capital, and changes in foreign governmental attitudes toward private investment, possibly leading to adoption of foreign governmental restrictions affecting the payment of principal and interest, nationalization, increased withholding, taxation, or confiscation of portfolio assets, and other possible adverse political or economic developments that would affect portfolio assets. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

USE OF FORWARD CONTRACTS IN FOREIGN EXCHANGE TRANSACTIONS

In order to enhance returns, manage risk, reduce trading costs, and help protect against changes in securities prices and foreign exchange rates, the Portfolio may invest in forward contracts to purchase or sell an agreed-upon amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although

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such  contracts  tend to minimize the risk of loss due to a decline in the value of the currency that is sold, they expose the Portfolio to the risk that the counterparty will be unable to perform, and they tend to limit commensurably any potential gain that might result if the value of such currency increased during the contract period.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in obligations that have remaining maturities not exceeding one year issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Agencies and instrumentalities established or sponsored by the U.S. Government that issue or guarantee debt include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above is backed by the full faith and credit of the U.S. Government. There can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

BANK OBLIGATIONS

The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Association. The Portfolio may also invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Portfolio will invest in instruments issued by foreign banks that, in the view of SCMI and the Board, are of creditworthiness and financial stature in their respective countries comparable to certificates of deposit issued by U.S. banks in which the Portfolio would invest. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

As described in the Prospectus, the Portfolio may invest in commercial paper. The Portfolio also may invest in variable rate master demand notes, which are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payer of such notes. Generally both parties have the right to vary the amount of the outstanding indebtedness on the notes.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid  and  Restricted   Securities"  in  the  Prospectus   sets  forth  the
circumstances in which the Portfolio may invest in illiquid and restricted securities. In connection with the Portfolios original purchase of restricted securities, SCMI may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

The Portfolio will not invest in any obligation of a domestic or foreign bank unless: (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million (or the equivalent in other currencies); and (ii) in the case of a U.S. bank, its deposits are insured by the

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Federal  Deposit  Insurance  Corporation.  These  limitations  do  not  prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FIRM AND STANDBY COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

As discussed in the Prospectus, The Portfolio may from time to time purchase securities on a "when-issued," or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, firm or standby commitment securities take place at a later date. Normally, settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income; it is the Trust's intention, however, that the Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time the Portfolio makes the commitment to purchase a security on a when-issued, firm or standby commitment basis, it records the transaction and reflects the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued, firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Portfolio will purchase such securities only when, in SCMI's opinion, there is minimal credit risk for the Portfolio. To the extent so required by the Securities and Exchange Commission ("SEC"), the Portfolio will establish a segregated account in which it will maintain liquid assets, such as cash and U.S. government securities or other liquid securities or assets deemed permissible by the SEC for such purpose (collectively, the "Segregable Assets"), at least equal in value to any commitments to purchase securities on a when-issued, firm or standby commitment basis. Securities held as Segregable Assets will mature or, if necessary, be sold on or before the settlement date. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of the Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. For purposes of the Portfolio's investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

BRADY BONDS

As discussed in the Prospectus, the Portfolio may invest in Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are viewed as speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

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OPTIONS ON SECURITIES

WRITING CALL OPTIONS. As discussed in the Prospectus, the Portfolio may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Portfolio is a short-term contract, having a duration of nine months or less, that gives the purchaser of the option the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Portfolio in Segregable Assets in a segregated account with its custodian.

The Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio retains the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

The Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Portfolio realizes a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's investment portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") that provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market (on an Exchange or otherwise) will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

The Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put

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

option writing transactions be covered, the Portfolio may, to the extent determined appropriate by SCMI, engage without limitation in the writing of options on its portfolio securities.

WRITING PUT OPTIONS. The Portfolio, as discussed in the Prospectus, may also write covered put options. A put option written by the Portfolio is "covered" if the Portfolio maintains Segregable Assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Portfolio in Segregable Assets in a segregated account with its custodian.

The premium that the Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Portfolio, also note in the Prospectus, may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolio may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention to qualify as such.

PURCHASING OPTIONS. The Portfolio, as discussed in the Prospectus, may purchase put or call options that are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolio will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

The Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security.

The Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending its ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolio may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There can be no assurance that viable markets will develop or continue in the U.S. or abroad for options on securities. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

OPTIONS ON FOREIGN CURRENCIES

As discussed in the Prospectus, the Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Portfolio's transactions in currency futures contracts or forward contracts. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of such currency declines, the Portfolio will have the right to sell such currency for a fixed amount exceeding the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

Conversely, if a rise is projected in the dollar value of a currency denominating securities to be acquired (thereby increasing the cost of such securities) the Portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options enables the Portfolio to purchase currency for a fixed amount that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would deprive it of some or all of the benefits of advantageous changes in such rates.

The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional consideration (or for additional consideration comprised of Segregable Assets held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held: (i) is equal to or less than the exercise price of the call written; or (ii) is greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in Segregable Assets in a segregated account with its custodian.

Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

The Portfolio may purchase and sell futures contracts on securities, interest rates, foreign currency, and on indexes of securities to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of the Portfolio's portfolio securities. The Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's investment portfolio. For example, the Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Portfolio's investment portfolio of fixed-income securities.

The Portfolio may also purchase and sell other futures when deemed appropriate in order to hedge portions of its portfolio. In addition, the Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Portfolio may also purchase and write put and call options on futures contracts of the type into which the Portfolio is authorized to enter and may engage in related closing transactions. In the U.S., all such futures on securities, debt index futures, foreign currency futures and related options are traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Portfolio also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject the Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery of a security or currency at the end of trading in the contracts) for a set price in a future month. In the U.S., futures contracts are traded on boards of trade that have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indices and currencies. When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Portfolio upon termination of the contract if all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio for it to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities (I.E., assuming a

"long" position), the Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities (I.E., assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of investment portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's investment portfolio.

The Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

The Portfolio may enter into futures on debt securities indexes to the extent it has debt securities in its investment portfolio. By establishing an appropriate "short" position in securities index futures, the Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Portfolio may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Portfolio's debt portfolio.

CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Portfolio may sell a currency futures contract if SCMI anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Portfolio's securities denominated in such currency. If SCMI anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. To a limited extend, the Portfolio may purchase currency futures to increase exposure in foreign currencies, which are expected to appreciate and thereby increase total return. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract generally is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting
                                       10
purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, the Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that SCMI could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolio may purchase and write call and put options on futures contracts that are traded on exchanges licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. Over-the- counter options are not subject to CFTC limits. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option generally realizes a gain or loss by buying or selling an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by the Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging the Portfolio's investment portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Portfolio is not fully invested or of lengthening the average maturity or duration of the Portfolio's investment portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If the Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to the Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation individually negotiated and privately traded by currency traders and their customers to purchase or sell a specific currency for an agreed price at a future date (usually less than a year). A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of such currencies increase.

While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates that contradict the Adviser's expectations may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

The Portfolio holds Segregable Assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

Normally, consideration of the prospect for currency parities are incorporated in a longer term investment decision made with regard to overall diversification strategies. However, SCMI believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Portfolio will be served. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio is able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When SCMI believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Finally, the Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, tends to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio realizes a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Portfolio's dealing in forward contracts are limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by SCMI. The Portfolio generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions that constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward foreign currency exchange contract, the Portfolio may deem its forward currency hedge position to be covered by underlying Portfolio investment portfolio securities or may establish a segregated account comprised of Segregable Assets with its Custodian in an amount equal to the value of the Portfolio's total assets committed to the consummation of the subject hedge. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, to the extent required by the SEC the Portfolio will establish a segregated account with its

Custodian as described above. In the event the Portfolio establishes a segregated account, the Portfolio marks-to-market the value of the Segregable Assets. If the value of any securities placed in the segregated account declines, additional Segregable Assets will be placed in the account by the Portfolio on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

It should be realized that this method of protecting the value of the Portfolio's investment portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain that may have otherwise occurred had the currency value increased above the settlement price of the contract. The Portfolio's forward foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

Although the Portfolio will not be a commodity pool, certain derivative instruments that it uses subject it to the rules of the CFTC, which limit the extent to which the Portfolio may use such derivatives. The Portfolio may enter into futures contracts or related options for hedging purposes without limit. The Portfolio may not engage in exchange-traded futures contracts and related options for other purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Portfolio for unexpired options, less the amount by which any such options are "in-the-money," would exceed 5% of the liquidation value of the Portfolio's assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the- money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Portfolio may write (I.E.
sell) covered call and put option contracts in an amount not to exceed 20% of the value of the Portfolio's net assets at the time such options are written. When so required by the SEC, the Portfolio will set aside Segregable Assets in a segregated account to cover its obligations relating to investments in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) Segregable Assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid Segregable Assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) Segregable Assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) Segregable Assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities (including technical influences in futures trading and futures options) and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures or a futures option position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS

Futures contracts, options on futures contracts, options on securities, currencies, and options on currencies may be traded on foreign exchanges or in over-the-counter markets. Such transactions may not be regulated as effectively as similar transactions in the U.S.; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and different margin requirements than in the U.S.; and (v) lesser trading volume.

SWAP AGREEMENTS

As discussed in the Prospectus, the Portfolio may enter into interest-rate, index and currency exchange-rate swap agreements. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Portfolio's obligations (or rights) under a swap agreement are generally equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining a segregated account comprised of Segregable Assets to avoid any potential leveraging of the Portfolio's investment portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

SHORT SALES AGAINST-THE-BOX

A short sale is a transaction in which the Portfolio sells through a broker a security it does not own in anticipation of a decline in market price. A short sale "against-the-box" is a short sale in which, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Portfolio may enter into a short sale against-the-box to, among other reasons, hedge against a possible market decline in the value of a security owned, or to defer recognition of a gain or loss for federal income tax purposes on the security owned by the Portfolio. Short sales against-the-box will be limited to no more than 5% of the Portfolio's net assets.

If the value of a security sold short against-the-box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker with which the Portfolio has open short sales were to become bankrupt, the Portfolio could experience losses or delays in recovering gains on short sales. The Portfolio will only enter into short sales against-the-box with brokers it believes are creditworthy.

HIGH-RISK, HIGH-YIELD  SECURITIES

A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on the Portfolio's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

INVESTMENT RESTRICTIONS

The following investment restrictions restate or are in addition to those described under "Investment Restrictions" and "Investment Policies" in the Prospectus. Under the following restrictions -- which unless otherwise indicated may not be changed without the approval of the holders of a majority of the Fund's outstanding shares -- the Fund will not:

         1. The Fund may not concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (or repurchase agreements with respect thereto). An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

         2. The Fund may not borrow money in excess of 33-1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

         3. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

         4. The Fund may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities including engaging in securities lending shall not be deemed to be the making of a loan.

         5. The Fund may not invest in commodities or commodity contracts, except that, subject to the restrictions described in the Prospectus and elsewhere in this SAI, the Fund may: (i) enter into futures contracts and options on futures contracts; (ii) enter into foreign forward currency exchange contracts and foreign currency options; (iii) purchase or sell currencies on a spot or forward basis; and (iv) may enter into futures contracts on securities, currencies or on indices of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts.

         6. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         7. The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

The following investment restrictions of the Fund are non-fundamental policies:

         1. The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be
              invested  in  illiquid  securities   (securities  that  cannot  be
              disposed of within seven days at their then-current value), including repurchase agreements not entitling the holder to payment of principal within seven days and securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities"). Illiquid securities do not include securities that can be sold to the public in foreign markets or that may be eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the investment adviser pursuant to guidelines adopted by the Trust's Board of Trustees.

         2. The Fund may not make investments for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition, or reorganization with another investment company or series thereof. (Investments by the Fund in wholly owned investment entities created under the laws of certain foreign countries will not be deemed the making of investments for the purpose of exercising control or management.)

         3. The Fund may not invest in interests in oil, gas or other mineral exploration, resource, or lease transactions or development programs but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs.

         4. The Fund may acquire or retain the securities of any other investment company to the extent permitted by the 1940 Act, including in connection with a merger, consolidation, acquisition, or reorganization.

Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS,  75, c/o the Trust, Two Portland Square,  Portland,  Maine
- Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 77, c/o the Trust, Two Portland Square, Portland, Maine - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Dirctor of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.

ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders Incorporated since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

ROBERT JACKOWITZ, 30, 787 Seventh Avenue, New York, New York - Treasurer of the First Trust; Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI and SCM since April 1997; and Assistant Treasurer of Schroders Incorporated since January 1990.

JOHN Y. KEFFER, 54, Two Portland Square, Portland, Maine - Vice President of the Trust; President of FFC, the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum Financial Services, Inc. and Forum Advisors, Inc.

JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

ALEXANDRA POE, 36, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

THOMAS  G.  SHEEHAN,  42,  Two  Portland  Square,  Portland,  Maine -  Assistant
Treasurer and Assistant Secretary of the Trust; Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997.

JOHN A. TROIANO, 38, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCM since April 1997; Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

CATHERINE S. WOOLEDGE, 55, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.

*    Interested Trustee of the Trust within the meaning of the 1940 Act.

Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. Schroder Capital Management Inc. ("SCM") is also a wholly owned subsidiary of Schroders Incorporated.

Officers and Trustees who are interested persons of the Trust and Schroder Core II receive no salary, fees or compensation from the Fund or the Portfolio. Independent Trustees of the Trust and Schroder Core II receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Trust has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.


                                                          Pension or                             Total Compensation
                                                     Retirement Benefits                        From Trust And Fund
                                     Aggregate        Accrued As Part of    Estimated Annual      Complex Paid To
                                 Compensation From      Trust Expenses        Benefits Upon           Trustees
       Name of Trustee                 Trust                                   Retirement
------------------------------- -------------------- --------------------- -------------------- ---------------------
Mr. Guernsey                          $1,750                  $0                   $0                  $1,750
Mr. Howell                             1,750                  0                     0                  1,750
Mr. Michalis                           1,750                  0                     0                  1,750
Mr. Schwab                             3,000                  0                     0                  3,000
Mr. Smith                                0                    0                     0                    0


As of June 1, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Portfolio's outstanding shares. As of that date, the Fund had no shares issued and outstanding.

Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result, it may be difficult for U.S. investors to effect service upon such persons within the U.S. or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the federal securities laws. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the federal securities laws. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of criminal penalties.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Portfolio under an Investment Advisory Agreement between Schroder Core II and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $150 billion as of March 31, 1997.

Under the Investment Advisory Agreement, SCMI is responsible for managing the investment and reinvestment of the Portfolio's assets and for continuously reviewing, supervising and administering the Portfolio's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects. SCMI also furnishes to the Schroder Core II Board and the Trust Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio and Fund.

Under the terms of the Investment Advisory Agreement, SCMI is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Agreement continues in effect provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Schroder Core II Board; and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to Schroder Core II, and it terminates automatically if assigned. The Investment Advisory Agreement also provides that, with respect to the Portfolio, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Agreement.

For providing investment advisory services to the Portfolio, SCMI is entitled to a fee of 0.50% of the Portfolio's average daily net assets. SCMI has agreed , however, to waive all of the advisory fees payable by the Portfolio. SCMI has undertaken , however, to waive all of the advisory fees payable by the Portfolio. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees.

The Fund currently invests all of its investable assets in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. The investment advisory agreement between Trust and SCMI with respect to the Fund is the same in all material respects as the Portfolio's Investment Advisory Agreement including the fee payable (except as to the parties, the circumstances under which fees will be paid, and the jurisdiction whose laws govern the agreement). During a time that the Fund did not have substantially all of its assets invested in the Portfolio or another investment company, SCMI would be entitled to receive an advisory fee of 0.50% of the average daily net assets of the Fund managed directly by SCMI.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administration Agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. Under the Administration Agreement, Schroder Advisors provides management and administrative services necessary for the operation of the Fund, including: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC (and state securities commissions); and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, if any, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services to the Fund, Schroder Advisors is entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets. The Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

The Trust has entered into a Subadministration Agreement with Forum. Under the Subadministration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. Under the Subadministration Agreement, Forum is entitled to a fee at the annual rate of 0.075% of the average daily net assets. The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Trust.

Under administration and subadministration agreements with Schroder Core II, Schroder Advisors and Forum provide similar services to the Portfolio for which each is separately entitled to compensation at the annual rates of 0.10% and 0.075%, respectively, of the average daily net assets of the Portfolio. Accordingly, the fees paid by the Fund and Portfolio to SCMI and Schroder Advisors may equal up to 0.65% of the Fund's average daily net assets. The Portfolio's administration and subadministration agreements are the same in all material respects as the Fund's respective agreements (except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder, and the jurisdiction whose laws govern the agreement).

DISTRIBUTION OF FUND SHARES

Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Fund shares pursuant to a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and, except as provided under a Distribution Plan approved with respect to Advisor shares, to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

Under a Distribution Plan (the "Plan") adopted by the Fund with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for: (i) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail; (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors;
(iii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (iv) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. No payments may be made under the Plan until the Trust Board so authorizes. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year.

Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust Board, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund

SERVICE ORGANIZATIONS

The Trust may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services with respect to Advisor Shares of the Fund. The Fund may pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's Advisor Shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include: (i) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (ii) assisting in processing purchase and redemption transactions; (iii) arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; (iv) verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; (v) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (vi) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (vii) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (viii) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors is a Service Organization nor receives fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of Investor Shares.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

Forum Accounting Services, Limited Liability Company ("FAS, LLC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Accounting Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to FAS, LLC or by FAS, LLC upon 60 days' written notice to the Trust.

Under the Accounting Agreement, FAS, LLC prepares and maintains the books and records of the Fund, on behalf of the Trust, that are required to be maintained under the 1940 Act; calculates the net asset value per share of the Fund, calculates dividends and capital gain distributions; and prepares periodic reports to shareholders and the SEC. For its services to the Fund, FAS, LLC is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FAS, LLC is entitled to be paid an additional $24,000 per year with respect to global and international funds. FAS, LLC also is entitled to be paid an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

FAS, LLC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAS, LLC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FAS, LLC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FAS, LLC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAS, LLC by an officer of the Trust duly authorized. This indemnification does not apply to FAS, LLC's actions taken or failures to act in cases of FAS, LLC's own bad faith, willful misconduct or gross negligence.

FEES AND EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include include its pro rata share of Portfolio expenses including advisory fees; legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities, if any, and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and a proportionate amount of the total operating expenses of the Portfolio, including advisory fees paid to SCMI. Trust expenses directly attributed to the Fund or a class thereof are charged to the Fund or class; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. From time to time, SCMI, Schroder Advisors,Forum, or FAS, LLC voluntarily may waive all or a portion of its respective fees.

PORTFOLIO TRANSACTIONS

The following discussion with respect to the Fund is applicable to the Portfolio in connection with any portfolio holdings. References to the Fund are to the Fund or Portfolio as the context requires.

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made to achieve their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved and a particular security may be bought or sold for certain clients and not bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of transactions. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the Fund will be placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Advisory Agreement authorizes and directs SCMI to place orders for the purchase and sale of the portfolio investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant (including price, size of transaction, the nature of the market for the security, amount of the commission, the timing of the transaction taking into account market prices and trends, reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions).

It has for many years been a common practice in the investment advisory business as conducted in certain countries, including the U.S., for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, SCMI may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to SCMI an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Subject to the general policies of the Portfolio regarding allocation of portfolio brokerage as set forth above, the Schroder Core II Board has authorized SCMI to employ: (i) Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Portfolio on the New York Stock Exchange only; and (ii) Schroder Securities Limited and its affiliates (collectively, {"Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim or Schroder Securities will in SCMI's judgment be: (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim Schroder Securities on comparable transactions for its most favored unaffiliated customers; and (ii) at least as favorable as those that would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board, including a majority of the Trustees who are not interested persons, has adopted procedures pursuant to Rule 17e-l under Section 17(e) to ensure that commissions paid to Schroder Securities by the Fund satisfy the foregoing standards. The Trust Board will review all transactions at least quarterly for compliance with these procedures.

It is further a policy of the Portfolio that all such transactions effected for the Portfolio by Schroder Wertheim on the New York Stock Exchange be in accordance with Rule 11a 2-2(T) under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually
execute  the   transaction  on  the  exchange  floor  or  through  the  exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

Schroder Wertheim pays a portion of the brokerage commissions it receives from the Portfolio to the brokers executing the Portfolio's transactions on the New York Stock Exchange. In accordance with Rule 11a 22-2(T), Schroder Core II has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Portfolio. This agreement has been approved by the Schroder Core Board II, including a majority of the non-interested Trustees.

The Portfolio has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is determined as of 4:00 p.m. (Eastern time) each day the New York Stock Exchange (the "Exchange") is open by dividing the value of the net assets allocated to a class of the Fund by the total number of outstanding shares of that class. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Schroder Core II Board has established procedures for the valuation of the Portfolio's securities: (i) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Fund's investment adviser); (ii) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Schroder Core II Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

Puts, calls and Stock Index Futures are valued at the last sales price on the principal exchange on which they are traded, or, if there are no transactions, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

Detailed information pertaining to the purchase of shares of the Fund, redemption of shares and the determination of the net asset value of Fund shares is set forth in the Prospectus under "Investment in the Fund".

REDEMPTION IN-KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of the portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the investment portfolio of the Portfolio.

TAXATION

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its net investment income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of asset, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its net investment income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of: (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year; (ii) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending April 30, of such year; and (iii) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

Under the Code, gains or losses attributable to exchange rate fluctuations that occur between the time the Fund accrues interest (or other receivable) or expenses (or other liabilities) denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition, of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition as well as gains or losses from certain foreign currency transactions and options on certain foreign currency transactions, generally are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Generally, the hedging transactions undertaken by the Fund may be deemed "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The requirements applicable to regulated investment companies such as the Fund may limit the extent to which the Fund will be able to engage in transactions in options and forward contracts.

Distributions of net investment income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction available to corporations.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund intends to minimize foreign income and withholding taxes by investing in obligations the payments with respect to which will be subject to minimal or no such taxes (insofar as this objective is consistent with the Fund's income objective). However, since the Fund may incur foreign taxes, it intends, if it is eligible to do so, to elect under Section 853 of the Code to treat each shareholder as having received an additional distribution from the Fund, in the amount indicated in a notice furnished to him, as his pro rata portion of income taxes paid to or withheld by foreign governments with respect to interest, dividends and gains on the Fund's foreign portfolio investments. The shareholder then may take the amount of such foreign taxes paid or withheld as a credit against his federal income tax, subject to certain limitations. If the shareholder finds it more to his advantage to do so, he may, in the alternative, deduct the foreign tax withheld as an itemized deduction in computing his taxable income. Each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if: (i) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number; (ii) the IRS notifies the Fund that the shareholder has failed to report certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Trust Board to establish a series of separately managed investment portfolios, each having a different investment objective and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private, for-profit corporations. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate series, each of which has a separate investment objective and policies, and two classes, Investor Shares and Advisor Shares, in each series.

When issued for the consideration or in accordance with the dividend reinvestment plan described in the Prospectus, Fund shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held. Shares of each class vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the series to which they pertain, but all classes vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class are not be entitled to vote on any matters as to which such class are not directly affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, the Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of: (i) shares of the Trust having a total net asset value of at least $25,000; or (ii) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:

                                   P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n= the number of years, and ERV is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of future performance. Total return will be calculated separately for each class of the Fund.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Services Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

CUSTODIAN

The Chase Manhattan Bank, through its Global Custody Division located in London, England, acts as custodian of the Fund's assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund or Portfolio. Pursuant to rules adopted under the 1940 Act, the Fund or Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Trust Board and Schroder Core II Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to capably perform custodial services, the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of portfolio securities and other assets held in that country.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Forum Financial Corp., P.O. Box 446, Portland, Maine 04112, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachucetes 02110-2624, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Funds.


INDEPENDENT AUDITORS

COOPERS & LYBRAND, L.L.P. serves as independent accountants for the Fund. Coopers & Lybrand, L.L.P. provides audit services and consultation in connection with review of U.S. SEC filings. Coopers & Lybrand, L.L.P.'s address is One Post Office Square, Boston, Massachusetts 02109.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on their web site at www.sec.gov.

Statements contained herein and in the prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The fiscal year end of the Fund is December 31. Financial statements for the Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

                                      APPENDIX


                      RATINGS OF CORPORATE DEBT INSTRUMENTS


                            MOODY'S INVESTORS SERVICE

                          FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                            COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to municipal commercial paper as well as taxable commercial paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

                               STANDARD AND POOR'S

                          FIXED-INCOME SECURITY RATINGS

An S&P fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (i) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

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"AAA"          Fixed-income  securities  rated "AAA" have the highest  rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                            COMMERCIAL PAPER RATINGS

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3"          Indicates   a   satisfactory   capacity   for  timely   payment.
               Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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